Exhibit 99.2

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by Oceanview Asset Selector, LLC as diligence agent to order and review title reports for a population of 29 mortgage loans. Said title reports were obtained and reviewed in June 2025. With respect to these 29 mortgage loans:

General Findings:

1.	As set forth in the title reports:
a.	For 29 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.

Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.	As set forth in the title reports:

a.	For 29 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

Thank You,

Westcor Land Title Insurance Company

401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462